UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

MORE CASH FOR LIFE(WORLDWIDE) LTD.

(Exact name of small business issuer as specified in its charter)

NEVADA

333-143531

N/A

 (State or other Jurisdiction   (Commission File Number)  (IRS Employer Identification

of incorporation)        Number)

4601 WEST SAHARA

LAS VEGAS, NV 89102

(Address of principal executive offices, including zip code)

(416) 653-8860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On October 17, 2007 Mr. Terry Meyer resigned as an officer and director of the Company to pursue other interests.  As result Mr. James Lor was elected as a director and was also appointed as President of the Company.

______________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2010

 More Cash For Life(Worldwide) Ltd.

                                                                                                           /S/

                                                                               ________________________________

                                                                                           James Lor, President

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